UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 8, 2017

GULFPORT ENERGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	000-19514 (Commission File Number)	73-1521290 (I.R.S. Employer Identification Number)

3001 Quail Springs Parkway Oklahoma City, Oklahoma (Address of principal executive offices)		73134 (Zip code)

(405) 252-4600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 8, 2017, Gulfport Energy Corporation (the “Company”) held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”) at 3001 Quail Springs Parkway, Oklahoma City, Oklahoma. At the Annual Meeting, the Company’s stockholders voted on four proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 1, 2017. The following is a brief description of each matter voted upon and the results of such voting, including the number of votes cast for each matter and the number of votes cast against, abstentions and broker non-votes, if applicable, with respect to each matter, and with respect to Proposal 4 regarding the frequency of future advisory vote on executive compensation, in favor of holding such vote on a one-year, two-year or three-year basis.

Proposal 1

Michael G. Moore, Craig Groeschel, David L. Houston, C. Doug Johnson, Ben T. Morris and Scott E. Streller were elected to continue to serve as the Company’s directors until the 2018 Annual Meeting of Stockholders and until their respective successors are elected. The results of the vote on Proposal 1 were as follows:

Name of Nominee	For	Against	Abstain	Non-Votes
Michael G. Moore	148,639,668	1,811,739	273,888	11,245,634
Craig Groeschel	148,813,130	1,887,470	24,695	11,245,634
David L. Houston	147,631,910	3,068,689	24,696	11,245,634
C. Doug Johnson	149,826,952	876,035	22,308	11,245,634
Ben T. Morris	142,994,903	7,705,696	24,696	11,245,634
Scott E. Streller	148,704,137	1,992,106	29,052	11,245,634

Proposal 2

The Company’s stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers. The results of the vote on Proposal 2 were as follows:

For	Against	Abstain	Non-Votes
144,193,629	6,470,292	61,374	11,245,634

Proposal 3

The appointment of Grant Thornton LLP as the Company’s independent auditors for the fiscal year ending December 31, 2017 was ratified. The results of the vote on Proposal 3 were as follows:

For	Against	Abstain	Non-Votes
160,072,947	1,837,383	60,599	—

Proposal 4

Consistent with the recommendation of the Company’s Board of Directors, the Company’s stockholders voted, on an advisory basis, in favor of holding a future advisory stockholder vote to approve the Company’s executive compensation on an annual basis. The results of the vote on Proposal 4 were as follows:

1 Year	2 Year	3 Year	Abstain	Non-Votes
127,764,144	72,256	22,830,316	58,579	11,245,634

In lights of these results, the Company’s Board of Directors determined that the Company will hold an advisory vote on executive compensation every year. The Company will re-evaluate this determination in connection with its next stockholder advisory vote regarding the frequency of future advisory votes on executive compensation, which shall be no later than the Company’s annual meeting of stockholders in 2023.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GULFPORT ENERGY CORPORATION

Date: June 12, 2017	By:	/s/ Keri Crowell Keri Crowell Chief Financial Officer